SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2005

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

0-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01 Other Events.
9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release dated May 13, 2005

Section 8 — Other Events

8.01 Other Events.

     On May 13, 2005, Sierra Pacific Power Company, a wholly-owned subsidiary of Sierra Pacific Resources, issued a press release announcing the filing of its mandatory annual natural gas application with the Public Utilities Commission of Nevada seeking to recover the costs of natural gas purchased on behalf of its customers. Additionally, the Company is seeking to delay its projection of future natural gas prices until later this summer in order to provide a more accurate forecast of gas prices for the winter 2005-2006. A copy of the press release is attached as Exhibit 99.1 hereto.

Section 9 — Financial Statements and Exhibits

9.01 Financial Statements and Exhibits.

(c) Exhibits.

     99.1 Press Release dated May 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: May 16, 2005	By:	/s/ John E. Brown
John E. Brown
Controller

Sierra Pacific Power Company (Registrant)
Date: May 16, 2005	By:	/s/ John E. Brown
John E. Brown
Controller